UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2015

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

260 Hudson River Road
Waterford, NY 12188
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 233-3370

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 25, 2015, Momentive Performance Materials Inc. issued a news release announcing its fourth quarter and fiscal year 2014 conference call.  A copy of the news release is being furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	News Release dated March 25, 2015 announcing Momentive Performance Materials Inc.'s fourth quarter and fiscal year 2014 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: March 25, 2015	/s/ Brian D. Berger
Brian D. Berger
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	News Release dated March 25, 2015 announcing Momentive Performance Materials Inc.'s fourth quarter and fiscal year 2014 conference call.